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                                                                     EXHIBIT (j)




                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 24 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.



                                            /s/ Ropes & Gray
                                            ROPES & GRAY


Washington, D.C.
December 11, 2000